SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                 F O R M  8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) April 10, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564                                04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts               02108
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

         None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On April 10, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 25 thereof (the "Partnership"), completed various agreements relating to Shannon Housing, L.P., a Mississippi limited partnership (the "Operating Partnership"), including an Amended and Restated Agreement and Certificate of Limited Partnership of the Operating Partnership dated as of April 1, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates an apartment complex in Shannon, Mississippi which is known as Shannon Rental Apartments (the "Apartment Complex"). The Apartment Complex consists of 16 one-bedroom units, 23 two-bedroom units, 8 three-bedroom units and 1 four-bedroom unit. The Apartment Complex is expected to be completed and fully occupied by January 30, 1997.

    Rehabilitation financing in the amount of $368,600 was provided by Trustmark National Bank of Jackson, Mississippi. Permanent mortgage financing in the aggregate amount of $1,280,600 (the "Mortgage Loan"), of which amount $912,000 was assumed by the Operating Partnership from the prior owner of the Apartment Complex, is being provided by the Rural Housing Service of the United States Department of Agriculture. The Mortgage Loan has a 50-year term and is payable in 600 monthly installments. The Operating Partnership receives an interest credit subsidy from the Permanent Lender which reduces the effective interest rate on the Mortgage Loan to 1%.

    100% of the apartment units (48 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner is Intervest Development Corporation of Jackson,
Mississippi.   The General Partner has previously developed 375 multi-family housing units.

    Intervest Corporation, an affiliate of the General Partner, serves as the management agent for the Apartment Complex (the "Management Agent"). The Management Agent currently has in excess of 3,500 multi-family housing units under management. The Management Agent will receive a monthly fee from the Operating Partnership equal to 5% of gross collections received during the previous month.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $331,997 which has been or will be payable to the Operating Partnership in four (4) Installments as follows:

    1. $149,399 on the latest of (i) the Admission Date, (ii) Tax Credit Set Aside, (iii) Construction Mortgage Closing, (iv) Permanent
Mortgage Commitment or (v) Phase I Compliance;

    2. $82,999 on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) State Designation or (iv) receipt of an updated title insurance policy satisfactory to the Investment
Limited Partner;

    3. $82,999 on the latest of (i) Breakeven Point, (ii) Permanent Mortgage Commencement, or (iii) Initial 100% Occupancy Date; and

    4. $16,600 on the date on which the Partnership receives the Operating Partnership's tax return and audited financial statements for the year in which the Breakeven Point occurred.

    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $578,191 of Tax Credits during the 10-year period commencing in 1996, of which $572,409 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:



                       Normal            Capital            Cash
                     Operations        Transactions         Flow

General Partner          1%                  60%            70%

Partnership             99%              39.999%            30%


Special Limited
Partner                  0%               0.001%             0%



    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Communications Limited Partnership ("BCCLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee will be in an annual amount equal to the lesser of (i) $750 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to BCCLP as an Affiliate thereof from its own funds.


    The Operating Partnership will pay a Construction and Development Fee in the amount of $56,680 to the General Partner (or its designee) for its service in connection with the construction and development of the Apartment Complex payable $40,080 from the proceeds of the Third Installment of the Investment Limited Partner's Capital Contribution and $16,600 from the proceeds of the Fourth Installment of the Investment Limited Partner's Capital Contribution. The Operating Partnership will pay to the General Partner an Annual Partnership Management Fee commencing in 1997 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $750 per annum or (ii) the excess of (A) one-half of one percent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year.
The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.


(a) and (b)   There is no meaningful current or historic financial
              information is available at this time.

        (c)   Exhibits.                                            Page

(1)     (a)1  Form of Dealer-Manager Agreement between Boston
              Capital Services, Inc. and the Registrant
              (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)     (a)   Amended and Restated Agreement and Certificate
              of Limited Partnership of Shannon Housing L.P.

(2)     (b)   Certification and Agreement of Shannon Housing,
              L.P.

(4)     (a)2   Agreement of Limited Partnership of the
              Partnership

(16)          None

(17)          None

(21)          None

(24)          None

(25)          None

(28)          None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-99602 on Form S-11, as filed with the Securities and Exchange Commission.


                               SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 21, 1997


                               BOSTON CAPITAL TAX CREDIT FUND IV L.P.


                               By:     Boston Capital Associates IV L.P.,
                                       its General Partner


                                       By:  C&M Associates, d/b/a Boston
                                            Capital Associates, its
                                       General Partner


                                       By:   /s/ HERBERT F. COLLINS
                                            Herbert F. Collins, Partner




BOS2: 52820_1


17537/1229